UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The GEO Group, Inc. (“GEO” or the “Company”) 2026 Annual Meeting of Shareholders was held on April 28, 2026. The following matters were voted on at the Annual Meeting: (1) the election of seven directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2026 fiscal year and (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2026 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.	All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas C. Bartzokis	93,380,529	629,438	57,143	12,704,454
Jack Brewer	73,801,028	20,200,389	65,693	12,704,454
Donna Arduin Kauranen	93,401,803	578,669	86,638	12,704,454
Scott M. Kernan	93,291,384	717,695	58,031	12,704,454
Lindsay L. Koren	93,199,735	788,652	78,723	12,704,454
Julie Myers Wood	89,794,018	4,212,934	60,158	12,704,454
George C. Zoley	92,434,807	1,538,534	93,769	12,704,454

2.	The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2026 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	105,876,959
Against:	783,626
Abstain:	110,979
Broker Non-Votes:	0

3.	The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	67,226,927
Against:	26,715,413
Abstain:	124,770
Broker Non-Votes:	12,704,454

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 4, 2026	By:	/s/ Scott A. Schipma
Date		Scott A. Schipma
Senior Vice President, General Counsel and Corporate Secretary